SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                    0-26483                  94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On November 5, 2002, VaxGen, Inc. (the "Company") released its third quarter financial results.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    EXHIBIT     DESCRIPTION

    99.1        Press Release issued November 5, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VaxGen, Inc.
                                           (Registrant)


Dated: November 6, 2002                    By: /s/ Carter A. Lee
                                           -----------------------------------
                                           Carter A. Lee
                                           Senior Vice President
                                           Finance & Administration

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                                  EXHIBIT INDEX

EXHIBIT No.       DESCRIPTION
-----------       -----------

   99.1           Press Release issued November 5, 2002.